UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 10, 2006
Date of Report (Date of earliest event reported)
Veritec, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-15113	95-3954373

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

2445 Winnetka Avenue North, Golden Valley, MN	55427

(Address of principal executive offices)	(Zip Code)
(763) 253-2670
Registrant’s telephone number, including area code
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.  Bankruptcy or Receivership

Attached as Exhibit “A” to this Form 8-K is the “Order and Final Decree Closing Chapter 11 Case” issued by the United States Bankruptcy Court for the District of Minnesota evidencing that Veritec, Inc., has satisfied all duties and obligations of its Plan of Reorganization as is now discharged with the case closed.

Item 8.01.  Other Events

Attached as Exhibit “B” to this Form 8-K is the Press Release to be issued by Veritec, Inc. announcing its receipt of the “Order and Final Decree Closing Chapter 11 Case” issued by the United States Bankruptcy Court for the District of Minnesota.

We undertake no obligation to update any forward-looking statements to reflect events or circumstances that may arise after the date of this release.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veritec, Inc.
Date: August 10, 2006	By:	/s/ Van Thuy Tran
Van Thuy Tran
Chief Executive Officer